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                                                               Exhibit 10(s)

                   ADMINISTRATION AND SERVICES AGREEMENT

     THIS ADMINISTRATION AND SERVICES AGREEMENT is made as of the 1st day of October, 2005, by and between RIVERSOURCE INVESTMENTS, LLC, a Minnesota limited liability company ("RiverSource") and AMERIPRISE FINANCIAL, INC., a Delaware corporation ("Ameriprise").

                                 WITNESSETH
                                 ----------

WHEREAS, RiverSource is an investment adviser registered under the Investment Advisers Act of 1940 and provides investment management services to a variety of accounts, as identified in Exhibit A (the "Exhibit A Accounts");

     WHEREAS, RiverSource desires to delegate to Ameriprise, or retain certain of its personnel to perform as officers or employees of RiverSource, certain administrative and investment support services, in the manner and on the terms and conditions hereafter set forth; and

     WHEREAS, Ameriprise has staff to support such services and accepts such delegation, and desires for its employees to be retained, to perform such services on said terms and conditions; and

WHEREAS, Ameriprise provides various administrative services to a variety of accounts, as identified in Exhibit B (the "Exhibit B Accounts").

     WHEREAS, Ameriprise desires to delegate to RiverSource, or retain certain of its personnel to perform as officers or employees of Ameriprise, those responsibilities, in the manner and on the terms and conditions hereafter set forth; and

     WHEREAS, RiverSource has the staff to support such services and accepts such delegation, and desires for its employees to be retained, to perform such services on such terms and conditions; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, RiverSource and Ameriprise agree as follows:

1.   DUTIES OF AMERIPRISE.
     --------------------

     In relation to the Exhibit A Accounts, RiverSource hereby:

     (a) Delegates to Ameriprise (or any affiliate of Ameriprise that may be identified to provide such services from time to time) the investment accounting, transfer agency services and other general administration support services for the Accounts. Such delegation is pursuant to the terms of the Investment Management Agreement for each Account.


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           The specific Accounts with respect to which this Section 1(a)
           applies shall be identified on Exhibit A.

     (b) Retains certain Ameriprise personnel to support certain asset liability management functions for the Accounts as officers or employees of RiverSource. The specific Accounts with respect to which this Section 1(b) applies shall be identified on Exhibit A.

     (c) Retains Ameriprise as paying agent to facilitate the payment of investment management fees to sub-advisors retained to provide services under certain Investment Management Agreements. The specific Accounts with respect to which this Section 1(c) applies shall be identified on Exhibit A.

     (d) Agrees to deliver to Ameriprise on a timely basis such information as may be necessary or appropriate for Ameriprise's performance of its duties and responsibilities under this Agreement, and Ameriprise shall be entitled to rely on the accuracy and completeness of such information in performing its duties under this Agreement.

2.   DUTIES OF RIVERSOURCE.
     ---------------------

     In relation to the Exhibit B Accounts, Ameriprise hereby:

     (a) Delegates to RiverSource the proxy voting administration and other general administrative support services for the Accounts. Such delegation is pursuant to the terms of the Administrative Services Agreement for each Account. The specific Accounts with respect to which this Section 2(a) applies shall be identified on Exhibit B.

     (b) Retains certain RiverSource personnel to support certain real estate administration and servicing functions for the Accounts as officers or employees of Ameriprise. The specific Accounts with respect to which this Section 2(b) applies shall be identified on Exhibit B.

     (c) Agrees to deliver to RiverSource on a timely basis such information as may be necessary or appropriate for RiverSource's performance of it's duties and responsibilities under this Agreement, and RiverSource shall be entitled to rely on the accuracy and completeness of such information in performing its duties under this Agreement.

3.   DUTIES OF AMERIPRISE AND RIVERSOURCE WITH RESPECT TO GENERAL STAFF
     ------------------------------------------------------------------
     FUNCTIONS.
     ---------

     (a) Ameriprise agrees to provide such personnel as the parties shall agree from time to time to support certain general staff functions of RiverSource as officers or employees of RiverSource.

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     (b)   RiverSource agrees to provide such personnel as the parties shall agree from time to time to support certain general staff functions of Ameriprise as officers or employees of Ameriprise.

4.   COMPENSATION.
     ------------

RiverSource and Ameriprise each agree to pay the other for the services under this Agreement a fee for each calendar month of each year in accordance with Exhibit C, which is annexed to and made a part of this Agreement. Within 30 days of the end of each calendar month, each party shall be notified of and paid the amount estimated to be owed for services and the use of facilities pursuant to this Agreement for that calendar month. Such notification shall take place via an electronic allocation process involving both parities or in some other form.

5.   LIMITATION OF LIABILITY.
     -----------------------

In furnishing RiverSource with services as provided herein, Ameriprise (including any officer, director or agent) shall exercise its best judgment and shall not be held liable to RiverSource, its creditors or the holders of its securities or deposits for errors of judgment or for any loss except a loss resulting from the willful misfeasance, bad faith or negligence in the performance of its duties, or reckless disregard of its obligations and duties under the terms of this Agreement. It is further understood and agreed that Ameriprise may rely upon information furnished to it by RiverSource that it reasonably believes to be accurate and reliable.

In furnishing Ameriprise with services as provided herein, RiverSource (including any officer, director or agent) shall exercise its best judgment and shall not be held liable to Ameriprise, its creditors or the holders of its securities or deposits for errors of judgment or for any loss except a loss resulting from the willful misfeasance, bad faith or negligence in the performance of its duties, or reckless disregard of its obligations and duties under the terms of this Agreement. It is further understood and agreed that RiverSource may rely upon information furnished to it by Ameriprise that it reasonably believes to be accurate and reliable.

6.   CONFIDENTIALITY.
     ---------------

All information and advice furnished by either party under this Agreement shall be confidential and shall not be disclosed to third parties, except as required by law. All information furnished by either party under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as permitted or required by law, where it is necessary to effect transactions or provide other services to a party, or where a party requests or authorizes the other party to do so.

The obligations under this Section 6 shall not apply to confidential information to the extent such information (i) is or becomes published or otherwise generally available to the public through no wrongful act of the information recipient, (ii) is information which the information recipient can show was properly in its possession prior to receipt from the information owner, (iii) is or becomes available to the information recipient from a source other than the information owner having no obligation of nondisclosure with respect thereto, (iv) is information which the information recipient can show was independently developed by the information recipient, (v) is required by law to be

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disclosed, provided, however, that the information recipient shall make reasonable efforts to have confidential treatment accorded to the confidential information and, to the extent permitted by law, shall make reasonable efforts to notify the information owner as appropriate prior to disclosure thereof, or (vi) is requested by any regulator, including any self-regulatory organization of which the information recipient is a member, to be disclosed, provided, however, that the information recipient will take reasonable steps to notify the regulator of the confidential nature of the confidential information.

Notwithstanding anything in this Section 6 to the contrary, Ameriprise may share Confidential Information with its affiliates in accordance with its privacy policies in effect from time to time.

7.   ACTIVITIES OF AMERIPRISE AND RIVERSOURCE.
     ----------------------------------------

The services of Ameriprise under this Agreement are not deemed exclusive, and Ameriprise and any person controlled by or under common control with Ameriprise shall be free to render similar services to others. The services of RiverSource under this Agreement are not deemed exclusive, and RiverSource and any person controlled by or under common control with RiverSource shall be free to render similar services to others.

8.   DURATION AND TERMINATION OF THIS AGREEMENT.
     -------------------------------------------

This Agreement shall become effective as of the date first above written and shall remain in force for an unlimited duration unless and until terminated by either party as hereinafter provided. This Agreement may be terminated by either RiverSource or Ameriprise at any given time by giving the other party at least 60 days' previous written notice of such intention to terminate.

9.   AMENDMENTS OF THIS AGREEMENT.
     ----------------------------

This Agreement may be amended by the parties hereto only if such amendment is set forth in a written instrument executed by each of the parties hereto.

10.  GOVERNING LAW.
     -------------

The provisions of this Agreement shall be construed and interpreted in accordance with the internal laws of the State of Minnesota as at the time in effect.

11.  ENTIRE AGREEMENT.
     ----------------

This Agreement represents the entire agreement as to its subject matter between the parties and supercedes any prior agreement whether written or oral. Nothing herein shall prevent any affiliate that has been appointed by Ameriprise and/or RiverSource to provide services under this Agreement from entering into and/or retaining a separate agreement with Ameriprise and/or RiverSource where necessary to meet any requirements associated with inter-company arrangements.

12.  COUNTERPARTS.
     ------------

This Agreement may be executed by the parties hereto in counterparts and if executed in more than one counterpart, the separate instruments shall constitute one agreement.

13.  NOTICES.
     -------

Any notice under this Agreement shall be given in writing, addressed, and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party's principal place of business as set out here:

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     RIVERSOURCE:

     RiverSource Investments, LLC
     807 Ameriprise Financial Center
     Minneapolis, Minnesota 55474

     Attn: Brian McGrane

     With a copy to:

     Ameriprise Financial, Inc.
     50605 Ameriprise Financial Center
     Minneapolis, Minnesota 55474

     Attn: Chief Legal Officer, RiverSource Investments, LLC


     AMERIPRISE:

     Ameriprise Financial, Inc.
     802 Ameriprise Financial Center
     Minneapolis, MN 55474
     Attn: Dave K. Stewart
     with a copy to Chief Counsel, Asset Management

     or to such other address as either party may designate in writing mailed to the other.

14.  ARBITRATION.
     -----------

     (a)   EACH PARTY UNDERSTANDS AND AGREES THAT:

           (i)   ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

           (ii) THE PARTIES WAIVE THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL;

           (iii) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN, AND DIFFERENT FROM, COURT PROCEEDINGS;

           (iv) THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING, AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED; AND

           (v) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

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     (b)   ANY CONTROVERSY ARISING OUT OF, OR RELATING TO THIS AGREEMENT OR
THE BREACH THEREOF, SHALL BE SETTLED BY ARBITRATION AND CONDUCTED PURSUANT
TO THE FEDERAL ARBITRATION ACT BEFORE THE AMERICAN ARBITRATION ASSOCIATION
OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS INC., THE CHICAGO STOCK EXCHANGE INC., THE NEW YORK STOCK EXCHANGE, THE AMERICAN STOCK EXCHANGE TO THE EXTENT EITHER PARTY MAY BE A MEMBER OF SUCH EXCHANGE, THE MUNICIPAL
SECURITIES RULEMAKING BOARD OR THE INDEPENDENT NON-INDUSTRY ARBITRATION
FORUM AS EITHER MAY ELECT. JUDGMENT UPON ANY AWARD RENDERED BY THE ARBITRATORS MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

     (c) NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PREDISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT
TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (i) THE CLASS CERTIFICATION IS DENIED; (ii) THE CLASS IS DECERTIFIED; OR (iii) THE COMPANY IS EXCLUDED FROM THE CLASS BY THE COURT.

     (d) SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

15.  MISCELLANEOUS.
     -------------

(a) Severability. If any term of this Agreement is found to be invalid or unenforceable, all other provisions will remain in force. The failure of either party to insist on strict compliance with this Agreement is not considered a waiver of such party's rights under this Agreement.

(b) Headings. All section and paragraph headings are for convenience of reference only and do not form part of this Agreement.

(c) Force Majeure. No party to this Agreement will be responsible for nonperformance resulting from acts beyond the reasonable control of such party, provided that such party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch as soon as such causes are removed.

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THIS AGREEMENT CONTAINS A PREDISPUTE ARBITRATION CLAUSE IN SECTION 14.

In witness whereof, the parties hereto have executed the foregoing Agreement effective as of the day and year first above written.


AMERIPRISE FINANCIAL, INC.              RIVERSOURCE
                                        INVESTMENTS, LLC


By: /s/ James M. Cracchiolo             By:
   ---------------------------------       ----------------------------------
Print name: James M. Cracchiolo         Print name: William F. "Ted" Truscott

Print title: President, Chairman of     Print title: President, Chairman
              the Board and CEO                       of the Board and CIO

Date: October 31, 2005                  Date: October 31, 2005

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THIS AGREEMENT CONTAINS A PREDISPUTE ARBITRATION CLAUSE IN SECTION 14.

In witness whereof, the parties hereto have executed the foregoing Agreement effective as of the day and year first above written.


AMERIPRISE FINANCIAL, INC.              RIVERSOURCE
                                        INVESTMENTS, LLC


By:                                     By: /s/ William F. Truscott
   ---------------------------------       ----------------------------------
Print name: James M. Cracchiolo         Print name: William F. "Ted" Truscott

Print title: President, Chairman of     Print title: President, Chairman
              the Board and CEO                       of the Board and CIO

Date: October 31, 2005                  Date: October 31, 2005


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                                 EXHIBIT A

                    DUTIES OF AMERIPRISE FINANCIAL, INC.
                    ------------------------------------


-------------------------------------------------------------------------------
DUTIES OF               ACCOUNT NAME
AMERIPRISE

-------------------------------------------------------------------------------
Investment Accounting   American Express International Deposit Company

                        American Express Bank International and American Express Bank Ltd.

                        American Express Travel Related Services Company, Inc.

                        Ameriprise Certificate Company

-------------------------------------------------------------------------------
General Administrative  Ameriprise Certificate Company
Support

-------------------------------------------------------------------------------
Share AMP Personnel to  American Express International Deposit Company
Support RiverSource
Investments' Asset      Ameriprise Certificate Company
Liability Management
Function                Ameriprise Financial, Inc. (Corporate Accounts of
                        certain subsidiaries)

                        IDS Life Insurance Company

                        American Partners Life Insurance Company

                        American Enterprise Life Insurance Company

                        IDS Life Insurance Company of New York

                        American Centurion Life Assurance Company

                        IDS Property Casualty Insurance Company

-------------------------------------------------------------------------------
Paying Agent to         RiverSource Retail Funds
Facilitate Payment of
Sub-Advisors            RiverSource VP Funds

-------------------------------------------------------------------------------

Dated: As of October 1, 2005

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                                 EXHIBIT B

                   DUTIES OF RIVERSOURCE INVESTMENTS, LLC
                   --------------------------------------

-------------------------------------------------------------------------------
DUTIES OF               ACCOUNT NAME
RIVERSOURCE

-------------------------------------------------------------------------------
Proxy Voting            RiverSource Retail Funds
Administration and
General Administrative  RiverSource VP Funds
Support

-------------------------------------------------------------------------------
Share RiverSource       Ameriprise Certificate Company
Personnel to Support
Ameriprise Financial's  IDS Life Insurance Company
Real Estate
Administration and      American Partners Life Insurance Company
Servicing Function
                        American Enterprise Life Insurance Company

                        IDS Life Insurance Company of New York

                        American Centurion Life Assurance Company

-------------------------------------------------------------------------------

Dated: As of October 1, 2005

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                                 EXHIBIT C

                 COMPENSATION TO AMERIPRISE AND RIVERSOURCE
                 ------------------------------------------

The fee that shall be paid to Ameriprise and RiverSource under the Agreement for each calendar month of each year shall be equal to each of their respective allocated costs in providing the services set forth in the Agreement.

Dated: As of October 1, 2005


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